June 1, 2015

THE DREYFUS/LAUREL FUNDS, INC.
- Dreyfus U.S. Treasury Reserves

Supplement to Summary Prospectus
and Statutory Prospectus
dated February 27, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following changes will take effect on September 1, 2015

The fund will change its name to "General Treasury and Agency Money Market Fund."

The following will replace the second sentence of the paragraph in "Principal Investment Strategy" in the summary prospectus and "Fund Summary—Dreyfus U.S. Treasury Reserves—Principal Investment Strategy" and in the first sentence of the second paragraph in "Fund Details—Goal and Approach—Dreyfus U.S. Treasury Reserves" in the statutory prospectus:

To pursue its goal, the fund normally invests exclusively in securities backed by the full faith and credit of the U.S. government and repurchase agreements (including tri-party repurchase agreements) in respect of such securities.

The following will replace the second sentence of the third paragraph in "Fund Details—Goal and Approach":

General Treasury and Agency Money Market Fund maintains an even higher quality standard by investing exclusively in securities backed by the full faith and credit of the U.S. government and repurchase agreements (including tri-party repurchase agreements) in respect of such securities.

The fund's Investor shares will be redesignated as Class A.

The redesignation of its Investor shares will have no effect on fund shareholders or their fund accounts, other than to reflect the share class redesignation.

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Supplement to Current Statement of Additional Information

The following changes will take effect on September 1, 2015

The fund will change its name to "General Treasury and Agency Money Market Fund."

The fund's Investor shares will be redesignated as Class A.